UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2018

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-216037 (Commission File Number)	81-4446064 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On June 6, 2018, FS CREIT Finance GS-1 LLC (“GS-1”), an indirect wholly owned special-purpose financing subsidiary of FS Credit Real Estate Income Trust, Inc. (the “Company”) and Goldman Sachs Bank USA (“Goldman Sachs”), entered into a First Amendment to Uncommitted Master Repurchase and Securities Contract Agreement (the “First Amendment”), amending the Uncommitted Master Repurchase and Securities Contract Agreement, dated January 26, 2018, between GS-1, as seller, and Goldman Sachs, as buyer (as so amended, the “GS-1 Repurchase Agreement”).

The First Amendment provides for an increase in the maximum amount of financing available under the GS-1 Repurchase Agreement from $100,000,000 to $130,000,000.

The material terms of the First Amendment described above are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2018, William Goebel resigned from his position as Chief Financial Officer of the Company. Mr. Goebel’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Geobel’s resignation, on June 6, 2018, the Company’s board of trustees appointed Edward T. Gallivan, Jr. as Chief Financial Officer of the Company, effective June 7, 2018. Set forth below is biographical information pertaining to Mr. Gallivan.

Edward T. Gallivan, Jr. has served as the chief financial officer of FS Credit Income Fund since September 2017, FS Energy Total Return Fund since February 2017 and FS Energy and Power Fund since November 2012. Prior to joining FS Investments, Mr. Gallivan was a director at BlackRock, Inc. from 2005 to October 2012, where he was head of financial reporting for over 350 mutual funds. From 1988 to 2005, Mr. Gallivan worked at State Street Research & Management Company, where he served as the assistant treasurer of mutual funds. Mr. Gallivan began his career as an auditor at the global accounting firm, PricewaterhouseCoopers LLP, where he practiced as a certified public accountant. Mr. Gallivan received his B.S. in Business Administration (Accounting) degree at Stonehill College in Massachusetts.

Mr. Gallivan was not appointed to serve as Chief Financial Officer pursuant to any agreement or understanding with the Company or any other person. There are no material contracts or agreements between the Company and Mr. Gallivan. Mr. Gallivan is employed by the Company’s affiliate, FS Investments, and will not receive any direct compensation from the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	First Amendment to Uncommitted Master Repurchase and Securities Contract Agreement dated as of June 6, 2018 among FS CREIT Finance GS-1 LLC and Goldman Sachs Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: June 11, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	First Amendment to Uncommitted Master Repurchase and Securities Contract Agreement dated as of June 6, 2018 among FS CREIT Finance GS-1 LLC and Goldman Sachs Bank, National Association.